The following is a supplement to your Allstate variable annuity prospectus. Please review and retain this supplement with your current prospectus. If you have any questions, call 1-800-256-9392.

Allstate Life Insurance Company of New York

Allstate Life of New York Separate Account A

Allstate Variable Annuity B-Share

Allstate Variable Annuity L-Share

Supplement dated January 13, 2006

to

Prospectus dated April 30, 2005, as previously supplemented

This supplement announces the change in investment objective for four portfolios corresponding to variable sub-accounts that may be available under your Contract depending on the date you purchased your Contract.

The section entitled “Investment Alternatives: The Variable Sub-Accounts” lists the investment objective for each portfolio corresponding to the Variable Sub-Accounts. Effective January 13, 2006, the table below outlines the new investment objective for the following portfolios:

Portfolio	Investment Objective

AllianceBernstein Growth Portfolio – Class B	Long-term growth of capital.
AllianceBernstein Growth and Income	Long-term growth of capital.
Portfolio – Class B*
AllianceBernstein Large Cap Growth	Long-term growth of capital.
Portfolio – Class B*
AllianceBernstein Utility Income Portfolio – Class B	Current income and long-term
growth of capital.

* Effective May 1, 2005, the AllianceBernstein Growth and Income – Class B Sub-Account and AllianceBernstein Large Cap Growth – Class B Sub-Account are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts, you may continue your investments.